Schedule of Investments
November 30, 2023
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.73%
U.S. Treasury Inflation — Indexed Bonds–21.32%(a)
U.S. Treasury Inflation - Indexed Bonds	2.37%	01/15/2025	$26,131	$ 25,832,736
U.S. Treasury Inflation - Indexed Bonds	2.00%	01/15/2026	17,726	17,462,697
U.S. Treasury Inflation - Indexed Bonds	2.38%	01/15/2027	14,377	14,352,512
U.S. Treasury Inflation - Indexed Bonds	1.75%	01/15/2028	13,128	12,843,148
U.S. Treasury Inflation - Indexed Bonds	3.62%	04/15/2028	18,254	19,249,432
U.S. Treasury Inflation - Indexed Bonds	2.38%	10/15/2028	12,635	12,776,703
				102,517,228
U.S. Treasury Inflation — Indexed Notes–78.41%(a)
U.S. Treasury Inflation - Indexed Notes	0.25%	01/15/2025	30,446	29,399,120
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025	24,212	23,205,551
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2025	30,412	29,266,861
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025	23,240	22,173,936
U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2026	31,330	30,003,251
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2026	26,738	25,199,771
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2026	27,036	25,495,438
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2026	24,658	23,147,280
U.S. Treasury Inflation - Indexed Notes	0.37%	01/15/2027	27,879	26,166,347
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2027	24,528	22,725,994
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2027	26,547	24,846,580
U.S. Treasury Inflation - Indexed Notes	1.62%	10/15/2027	23,737	23,207,188
U.S. Treasury Inflation - Indexed Notes	0.50%	01/15/2028	27,633	25,709,021
U.S. Treasury Inflation - Indexed Notes	1.25%	04/15/2028	23,441	22,446,243
U.S. Treasury Inflation - Indexed Notes	0.75%	07/15/2028	25,699	24,134,495
				377,127,076
TOTAL INVESTMENTS IN SECURITIES–99.73% (Cost $503,954,704)				479,644,304
OTHER ASSETS LESS LIABILITIES–0.27%				1,307,631
NET ASSETS–100.00%				$480,951,935
Notes to Schedule of Investments:
(a)	Principal amount of security and interest payments are adjusted for inflation.
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended November 30, 2023.
	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value November 30, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5	$3,983,937	$(3,983,942)	$-	$-	$-	$1,089
Invesco Liquid Assets Portfolio, Institutional Class	-	2,845,670	(2,845,657)	-	(13)	-	727
Invesco Treasury Portfolio, Institutional Class	5	4,553,071	(4,553,076)	-	-	-	1,131
Total	$10	$11,382,678	$(11,382,675)	$-	$(13)	$-	$2,947
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Short Duration Inflation Protected Fund

Notes to Quarterly Schedule of Portfolio Holdings
November 30, 2023
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of November 30, 2023, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco Short Duration Inflation Protected Fund